                  SARBANES-OXLEY ACT SECTION 906 CERTIFICATIONS

        This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, and accompanies the report on Form N-CSR for the six-month period ended December 31, 2004, of Gartmore Mutual Funds II, Inc. (the "Registrant").

        I, Mark P. Bronzo, the Chairman, President and Chief Executive Officer of the Registrant, certify that, to the best of my knowledge:

        1.      the Form N-CSR fully complies with the requirements of
                Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or Section 78o(d)); and

        2. the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

March 9, 2005
------------------------------
Date

/s/ Mark P. Bronzo
------------------------------
Mark P. Bronzo
Chairman, President and Chief Executive Officer
Gartmore Mutual Funds II, Inc.


This certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and is not being filed as part of Form N-CSR or as a separate disclosure document. A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission (the "Commission") or the Commission's staff upon request.

                  SARBANES-OXLEY ACT SECTION 906 CERTIFICATIONS

        This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, and accompanies the report on Form N-CSR for the six-month period ended December 31, 2004, of Gartmore Mutual Funds II, Inc. (the "Registrant").

        I, Daniel W. Portanova, the Senior Vice President, Treasurer and Chief Operating Officer of the Registrant, certify that, to the best of my knowledge:

        1.      the Form N-CSR fully complies with the requirements of
                Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or Section 78o(d)); and

        2. the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

March 9, 2005
------------------------------
Date

/s/ Daniel W. Portanova
------------------------------
Daniel W. Portanova
Senior Vice President, Treasurer and Chief Operating Officer
Gartmore Mutual Funds II, Inc.


This certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and is not being filed as part of Form N-CSR or as a separate disclosure document. A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission
(the "Commission") or the Commission's staff upon request.